NASDAQ: CIVB Opportunistic Follow-On Offering & Acquisition of The Farmers Savings Bank July 10, 2025 Filed Pursuant to Rule 433 Issuer Free Writing Prospectus dated July 10, 2025 Relating to Preliminary Prospectus Supplement dated July 10, 2025 and Prospectus dated October 9, 2024 Registration No. 333-282560

2 Legal Disclaimers Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals. All statements other than statements of historical fact, including statements regarding the proposed merger between Civista Bancshares, Inc. (the “Company”), Civista Bank (the “Bank”) and The Farmers Savings Bank (“Farmers”) and the concurrent proposed underwritten follow-on public offering of the Company’s common shares, are forward-looking statements. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they were made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ from those expressed or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include: • • • • • • risks related to the merger, including the risk that we may fail to complete the merger on the terms and timing currently contemplated or at all, and/or to realize the expected benefits of the merger; the risk that integration of Farmers may divert the attention of the management teams of the Company and Farmers and cause a loss of momentum in their ongoing businesses; the risk of unforeseen and underestimated liabilities of Farmers that may exist; business disruptions or loss of key employees in connection with the merger; adverse developments in the equity markets or overall economy could affect the trading price of the Company’s common shares and the ability to complete the proposed follow-on offering on favorable terms or at all; and the other risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in “Item 1A. Risk Factors” of Part II of the Company’s Quarterly Report for the quarter ended March 31, 2025. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Important Additional Information and Where to Find it. In connection with the proposed merger, the Company expects to file with the SEC a Registration Statement on Form S-4 that will include relevant documents concerning the proposed merger. Shareholders of Farmers are urged to read the Form S-4 and any other relevant documents filed with the SEC carefully and in their entirety when they become available, because they will contain important information about the proposed merger, and the respective companies. Once filed, these documents will be available at no charge on the SEC’s website (www.sec.gov) and on the Investor Relations section of the Company’s website. The information in this presentation is qualified in its entirety by reference to the detailed information in those SEC filings. Any summaries or descriptions of legal agreements or the transactions in this presentation are not complete and are qualified by the actual agreements and documents as filed with the SEC. Before making any voting decision, security holders should carefully review all of these documents and should not rely solely on the information contained in this presentation. Registration Statement; No Offer or Solicitation. This presentation is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. . Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to a prospectus supplement and related prospectus filed with the SEC. The Company has filed a “shelf” registration statement (File No. 333-282560) (including a base prospectus (the “Base Prospectus”)) on October 9, 2024, and the related preliminary prospectus supplement on July 10, 2025 (the “Preliminary Prospectus Supplement”) with the SEC for the offering of the Company’s common shares to which this communication relates. Before you invest, you should read the Base Prospectus, the Preliminary Prospectus Supplement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the Base Prospectus and the Preliminary Prospectus Supplement if you request it by emailing Piper Sandler & Co. at fsg-dcm@psc.com. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non- GAAP financial measures include “Tangible Common Equity,” “Tangible Book Value Per Share,” “Tangible Assets,” “Tangible Common Equity to Tangible Assets,” and “Return on Tangible Common Equity.” The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore, this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non- GAAP financial measures are provided at the end of this presentation. Participants in the Solicitation. The Company and its respective directors and executive officers may be deemed to be participants in respect of the proposed transactions. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 10, 2025. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement/prospectus and other relevant materials filed with the SEC regarding the proposed transactions when they become available. Third-Party Sources of Information: Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third party sources. While we believe these third party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third party sources. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company, Civista Bank or Farmers after the date hereof.

Overview of the Transactions

CIVISTA BANCSHARES, INC.

Strategic Acquisition of Farmers Savings Bank

- Strengthens presence in Cleveland MSA (Medina and Lorain) counties, enhancing competitive advantage and allowing for greater customer acquisition
- Financially compelling:
  - Acquiring low cost core deposit franchise with 46% loans/deposits
  - Lowers combined CRE concentration ratio
  - Securities portfolio provides additional liquidity
  - High single-digit EPS accretion, manageable TBV per share dilution and TBV earnback (3 years)
- Combined assets of $4.5 billion at close (est. 12/31/2025)
  - CIVB: $4.1 billion assets at 3/31/2025
  - Farmers: $285 million assets at 3/31/2025



Sandusky
Napoleon
Akron
Dayton
Columbus
Cincinnati

Follow-On Offering

- $70 million common stock base deal
- Supports organic growth opportunities, future strategic transactions and general corporate purposes

Tangible Common Equity / Tangible Assets[1,2]



6.6%
7.0%
8.4%
CIVB 2025 Q1
Pro Forma CIVB / Farmers at Close
Pro Forma CIVB / Farmers + Capital Raise

Regulatory CRE Concentration[3]



362%
340%
297%
CIVB 2025 Q1
Pro Forma CIVB / Farmers at Close
Pro Forma CIVB / Farmers + Capital Raise

Source: Company Management, S&P Capital IQ Pro
1) Non-GAAP financial metric. Please refer to "Non-GAAP Reconciliation" page
2) Assumes common equity raise base offering with gross proceeds of $70 million
3) Reflects bank level Call Report financial data

3

4 Acquisition of Farmers Savings Bank

5 Transaction Rationale 1) 4/1/2015 through 3/31/2025 Accelerates Presence & Growth in Northeast Ohio Adds two branches in Northeast Ohio and $183 million in low-cost core deposits Farmers’ 46% loan-to-deposit ratio and $161 million securities portfolio provide ample liquidity for Civista to fund its loan growth throughout its franchise Pristine asset quality with $1.5 million in cumulative net loan recoveries over the last 10 years¹ Financially Attractive ~10% EPS accretion once cost savings are fully phased-in Tangible book value earnback period of 3 years using the crossover method Farmers’ securities portfolio to be marked and liquidated at close Improves pro forma net interest margin Low Risk Adjustment to merger consideration will occur should Farmers’ securities portfolio lose value prior to closing Key shareholders have signed deposit retention agreements and share lock-up agreements Acquisition is in-market—less than 50 miles between each bank’s headquarters Detailed bottom-up expense savings and one-time cost analysis by Civista due diligence team

6 Meets CIVB’s M&A Target Criteria Community banks positioned in Ohio or contiguous states Banks with assets between ~$300 million and ~$1.5 billion Low loan to deposit ratio Reasonable cost of deposits Accretive to earnings per share Allow Civista to maintain strong capital levels Acceptable tangible book value earn back period Operational compatibility Cultural fit Identifiable cost savings and synergies Manageable credit issues

7 Overview of Farmers Savings Bank Source: S&P Capital IQ Pro Pro Forma Branch Footprint Company Highlights Headquartered in Spencer, Ohio, approximately 45 miles southeast of downtown Sandusky, Ohio and 50 miles from Cleveland, Ohio Incorporated in 1925, has deep roots in the Spencer community, evolving from a small general store and bank to a robust financial institution with over $285 million in assets Prides itself on being a small-town bank with a personal touch, actively engaging with the community, providing tailored financial solutions Valuable Core Deposit Franchise Total Assets $285 Gross Loans $107 Total Securities $161 Total Deposits $233 Total Equity $51 Tang. Common Equity / Tang. Assets 17.9% NPAs ex-TDRs / Assets 0.52% 46% Loan / Deposit Ratio 53% of Portfolio Consists of High Quality Non-Time Deposits 2025 Q1 Total Cost of Deposits: 1.72% 52% Combined Deposit Market Share in Spencer, Ohio and Wellington, Ohio Farmers (2) CIVB (42) 2025 Q1 Financial Highlights ($ in millions)

8 Logical, Low-Risk Expansion 1) Branches shown pro forma for pending acquisition of Farmers Savings Bank Source: S&P Capital IQ Pro Experienced Acquirer Target Announcement Date Target Assets at Annc. ($MM) Target Assets as % of Civista 9/11/2014 $105 9% 3/12/2018 $546 36% 1/10/2022 $329 11% 7/10/2025 $285 7% Acquired Balance Sheet Provides Significant Liquidity in an Uncertain Rate Scenario 39% 40% 43% 47% 46% 83% 101% 96% 96% 96% 2021 2022 2023 2024 2025Q1 Farmers CIVB CIVB & Farmers Loan-to-Deposit Ratio 2021 – 2025 YTD Provides ample liquidity for Civista to deploy in the Cleveland MSA and its other growth metro markets Civista has a proven track-record of loan growth capabilities with overall loan growth of 78% and a 12% CAGR since 2020 CIVB¹

Pro Forma Loan Composition

Dollar values in thousands as of March 31, 2025

CIVB		
Loan Type	**Balance**	**% Total**
1-4 Family	$777,674	25.0%
Multifamily	333,228	10.7%
OO-CRE	378,095	12.2%
NOO-CRE	912,796	29.4%
C&D	297,588	9.6%
C&I	325,453	10.5%
Consumer	11,329	0.4%
Farm	22,399	0.7%
Other	49,798	1.6%
Total Loans & Leases	**$3,108,360**	**100.0%**



Consumer 0.4%
Farm 0.7%
Other 1.6%
1-4 Family 25.0%
C&I 10.5%
C&D 9.6%
Multifamily 10.7%
NOO-CRE 29.4%
OO-CRE 12.2%

Yield on Loans: 6.23%

Dollar values in thousands as of March 31, 2025

Farmers		
Loan Type	**Balance**	**% Total**
1-4 Family	$72,693	68.0%
Multifamily	571	0.5%
OO-CRE	0	0.0%
NOO-CRE	11,493	10.7%
C&D	986	0.9%
C&I	5,257	4.9%
Consumer	1,431	1.3%
Farm	13,693	12.8%
Other	854	0.8%
Total Loans & Leases	**$106,978**	**100.0%**



Farm 12.8%
Other 0.8%
Consumer 1.3%
C&I 4.9%
C&D 0.9%
NOO-CRE 10.7%
Multifamily 0.5%
1-4 Family 68.0%

Yield on Loans: 5.68%

Dollar values in thousands as of March 31, 2025

Pro Forma[1]		
Loan Type	**Balance**	**% Total**
1-4 Family	$850,367	26.4%
Multifamily	333,799	10.4%
OO-CRE	378,095	11.8%
NOO-CRE	924,289	28.7%
C&D	298,574	9.3%
C&I	330,710	10.3%
Consumer	12,760	0.4%
Farm	36,092	1.1%
Other	50,652	1.6%
Total Loans & Leases	**$3,215,338**	**100.0%**



Consumer 0.4%
Farm 1.1%
Other 1.6%
C&I 10.3%
1-4 Family 26.4%
C&D 9.3%
Multifamily 10.4%
NOO-CRE 28.7%
OO-CRE 11.8%

Yield on Loans: 6.22%

1) Pro forma loan composition does not reflect purchase accounting or other adjustments

Note: Loan composition and totals reflect bank level call report data; Loan yields reflect consolidated financial data; Totals may not sum due to rounding

Source: S&P Capital IQ Pro

9

Pro Forma Deposit Composition

Dollar values in thousands as of March 31, 2025

CIVB		
Deposit Type	**Balance**	**% Total**
NIB	$660,416	20.3%
Non-Time IB	1,624,325	50.0%
Retail Time	819,617	25.2%
Jumbo Time	146,263	4.5%
Total Deposits	**$3,250,621**	**100.0%**

Dollar values in thousands as of March 31, 2025

Farmers		
Deposit Type	**Balance**	**% Total**
NIB	$31,746	13.6%
Non-Time IB	92,655	39.8%
Retail Time	58,252	25.0%
Jumbo Time	50,342	21.6%
Total Deposits	**$232,995**	**100.0%**

Dollar values in thousands as of March 31, 2025

Pro Forma[1]		
Deposit Type	**Balance**	**% Total**
NIB	$692,162	19.9%
Non-Time IB	1,716,980	49.3%
Retail Time	877,869	25.2%
Jumbo Time	196,605	5.6%
Total Deposits	**$3,483,616**	**100.0%**


Jumbo Time
4.5%
Retail Time
25.2%
NIB
20.3%
Non-Time IB
50.0%


Jumbo Time
21.6%
NIB
13.6%
Retail Time
25.0%
Non-Time IB
39.8%


Retail Time
25.2%
Jumbo Time
5.6%
NIB
19.9%
Non-Time IB
49.3%

Loan / Deposit Ratio ***95.6%***

Cost of Deposits: 1.99%

Loan / Deposit Ratio ***45.9%***

Cost of Deposits: 1.72%

Loan / Deposit Ratio ***92.3%***

Cost of Deposits: 1.97%

1) Pro forma deposit composition does not reflect purchase accounting or other adjustments

Note: Deposit composition and totals reflect bank level call report data; Deposit costs reflect consolidated financial data; Totals may not sum due to rounding; Jumbo time deposits defined as time deposits greater than $250,000

Source: S&P Capital IQ Pro

10

Transaction Summary

Transaction Consideration	➢ $70.4 million in aggregate consideration[1,2] ➢ Consideration mix: ~50% cash / ~50% stock[1] ➢ Fixed exchange ratio for stock portion of consideration, fixed cash per share for cash portion of consideration
Valuation and Impact	➢ 138% of Farmers' Price / Tangible Book Value as of March 31, 2025[1] ➢ Core deposit premium of 10.6%[3] ➢ 4.9% TBV dilution at closing, inclusive of both buyer and seller transaction costs and CECL day 2 provision ➢ Tangible book value dilution earned back in 3 years using the cross-over method ➢ Pro forma TCE / TA ratio of ~7.0%
Key Transaction Assumptions	➢ Estimated transaction closing of 12/31/2025 for modeling purposes ➢ One-time, pre-tax transaction and integration expenses of $4.0 million ➢ Cost savings estimated at 30% of Farmers' non-interest expense base ▪ 75% phased-in during 2026 and 100% thereafter ➢ Core deposit intangible of 3.0% (Amortized over a 10 year period using the sum of years digits method) ➢ Gross credit mark of $2.5 million ➢ Loan interest rate mark of $6.0 million ➢ Redeployment of securities and excess liquidity into loans over the next two years after close ➢ Purchase price adjustment if Farmers' adjusted shareholders equity not equal to $56.0 million at close[4]

1) Based on CIVB common stock closing price of $24.72 as of 7/9/2025.
2) Based on Farmers' 500 common shares outstanding.
3) Core deposits defined as total deposits less time deposits over $250k.
4) Per section 1.5 in the agreement and plan of merger

11

12 Follow-on Offering

13 Terms of the Proposed Offering Civista Bancshares, Inc. (NASDAQ: CIVB) Common Stock $70 million Follow-on, 100% Primary Shares 15% 90 Days After Market Close on July 10, 2025 General corporate purposes including supporting organic growth opportunities and future strategic transactions Issuer Security Base Offering Size Offering Type Overallotment Option Lockup Period Anticipated Pricing Use of Proceeds Sole Bookrunning Manager

14 Corporate Overview Bank founded in 1884 and headquartered in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio Community Banking Focused Operations in 17 counties across Ohio, Indiana and Kentucky 40 Branches Two Loan Production Offices Operations in the five largest Ohio MSAs Civista Leasing and Finance (CLF) is a national equipment leasing and finance operation with equipment leased in all 50 states Full-service banking organization with diversified revenue streams: Commercial Banking Retail Banking Treasury Management Wealth Management Private Banking Mortgage Banking Equipment Leasing

15 Experienced Management Team Source: Company Website Dennis G. Shaffer Chief Executive Officer and President 40 years in banking Joined in 2009 Charles A. Parcher Executive Vice President Chief Lending Officer 37 years in banking Joined in 2016 Richard J. Dutton Senior Vice President Chief Operating Officer 39 years in banking Joined in 2006 Michael D. Mulford Senior Vice President Chief Credit Officer 33 years in banking Joined in 2023 Ian Whinnem Senior Vice President Chief Financial Officer 29 years in banking Joined in 2024 Robert L. Curry, Jr. Senior Vice President Chief Risk Officer 38 years in banking Joined in 2022 Lance A. Morrison Senior Vice President General Counsel and Corporate Secretary 12 years in banking Joined in 2018 Russell L. Edwards Senior Vice President Chief Retail Officer 25 years in banking Joined in 2019 Donna M. Waltz-Jaskolski Senior Vice President Customer Experience Officer 20 years in banking Joined in 2017 Carl A. Kessler III Senior Vice President Chief Information Officer 20 years in banking Joined in 2020

16 Financial Trends Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets – Since year-end 2019, loan portfolios in these markets have increased from $1.3 billion to $2.3 billion as of March 31, 2025 Maintains a low cost, locally generated deposit base, primarily in rural markets Increased focus on deepening deposit relationships and reducing reliance on wholesale funding has led to three consecutive quarters of deposit growth Simplified, more predictable business model after exit of third-party tax refund processing Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) $2,310 $2,769 $3,013 $3,861 $3,639 $4,098 $4,147 2019 2020 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2024 2025 Q1 Q1 Q1 $1,709 $2,058 $1,998 $2,648 $2,862 $3,081 $3,104 $1,679 $2,189 $2,417 $2,620 $2,985 $3,212 $3,239

3.65% 3.70% 3.21% 3.35% 3.30% 3.51% 3.39% 3.12% 3.13% 3.51% 3.69% 3.51% 3.28% 3.29% 17 Note: S&P Capital IQ Peer data as of 3/31/2025 or the latest available date; Comparable peers include public banks $2-$6B in total assets in Ohio and contiguous states. Source: S&P Capital IQ Pro 4.64% 4.37% 4.35% 5.90% 6.15% 6.23% 6.13% 4.52% 5.36% 5.69% 4.72% 4.68% 5.71% 5.67% 6.12% 2021 2022 2023 2024 2025 Q1 CIVB Peer Median Peer Top Quartile 1.99% 0.34% 1.48% 0.28% 0.21% 0.17% 0.22% 0.15% 1.22% 1.18% 2.13% 1.90% 2.21% 2.20% 1.79% 2021 2022 2023 2024 2025 Q1 CIVB Peer Median Peer Top Quartile Peer Comparison Better than peer top quartile Better than peer median 2.91% 2021 2022 2023 2024 2025 Q1 CIVB Peer Median Peer Top Quartile Better than peer top quartile Net Interest Margin (%) Yield on Loans (%) Total Cost of Deposits (%)

18 Loans and Leasing Note: As of 3/31/2025; Totals may not sum due to rounding Lease Financing Revievable, $44.6, 1.4% Real Estate Construction, $297.6, 9.6% Farm Real Estate, $22.4, 0.7% Residential Real Estate, $773.3, 24.9% Multi-Family, $333.2, 10.7% CRE Owner Occupied, $378.1, 12.2% CRE Non-Owner Occupied, $912.8, 29.4% Consumer and Other, $11.4, 0.4% Commercial and Agriculture, $330.6, 10.7% Retail Services, $242.0, 26.5% Mixed - Retail/Residential, $64.6, 7.1% Mixed-Use Oﬃce, $79.0, 8.7% Oﬃce, $110.0, 12.1% Health Care Oﬃce, $23.8, 2.6% Industrial/Warehouse, Other Commercial, $81.3, 8.9% $154.6, 16.9% Restaurants, $22.6, 2.5% Guest Lodging, $134.8, 14.8% Healthcare Oﬃce, $23.8, 11.2% Oﬃce, $110.0, 51.7% Mixed-use Oﬃce, $79.0, 37.1% Operating Leases, $17.6, 14.8% Fixed Rate Financing Leases, $44.6, 37.6% Commercial  Loans, $56.4, 47.6% Total: $212.8 million (6.9% of Total Gross Loans) Office by Collateral Type Central Business District vs. Suburban 2025 Q1 YTD Production Total Gross Loans: $3.1 billion YTD Funded: $16.2 million Sold: $7.6 million Net Production: $8.6 million Average Yield on Total Portfolio: 9.23% Average Yield on Q1 Originations: 9.63% Loan Mix ($ in millions) CRE Non-Owner Concentrations ($ in millions) CRE Non-Owner Office Details ($ in millions) Civista Leasing and Equipment Financing ($ in millions) Central Business District, $16.0, 7.5% Suburban, $196.8, 92.5% Total Non- Owner Office: $212.8 million, 23.4% of Total Non-Owner CRE

19 10-Year History of Civista Source: S&P Capital IQ Pro 1.2 1.2 1.2 1.3 1.3 1.3 1.4 1.4 1.4 1.5 1.4 1.4 1.5 1.6 1.5 1.6 1.7 1.9 2.2 2.2 2.1 2.4 2.3 2.3 2.4 2.5 2.4 2.6 2.7 2.7 2.7 2.8 2.9 2.9 3.0 3.1 3.1 3.2 0.1 0.1 0.1 0.1 1.4 1.3 0.1 0.1 0.1 0.1 0.1 0.1 1.5 0.1 0.1 0.1 0.1 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.7 1.0 1.0 1.0 1.0 1.0 1.0 1.0 1.0 1.0 1.0 Civista has a history of steady organic growth supplemented with opportunistic acquisitions supporting consistent dividend increases Acquisition: Closed Sept. 2018 $551M in Assets $1.4 Acquisition: Closed July 2022 $327M in Assets Acquisition: Announced July 2025 $285M in Assets $0.05 $0.06 $0.07 $0.09 $0.11 $0.12 $0.14 $0.15 $0.16 $0.17 $1.5 $1.6 $1.6 $2.3 $2.6 $3.1 $3.2 $3.7 $3.9 $4.1 Acquisition: Closed March 2015 $103M in Assets Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 ‘25 Organic Assets ($B) Acquired Assets ($B) Quarterly Dividend Terminated tax refund processing: January 2024

20 Why Invest in Civista? 141-year-old community bank franchise with a proven operating model in rural and growth markets Since 2019, Civista has increased total deposits by $1.6 billion or 66% (75% of which was organic) and total loans by $1.4 billion or 82% (83% of which was organic) Civista generates loans and deposits in each of Ohio’s five largest MSAs Seasoned management team with extensive M&A experience Average banking experience of 29 years within Civista’s senior management team Completed eight bank acquisitions since the formation of the holding company in 1987 Disciplined and strategic underwriting resulting in strong credit quality Nonperforming loans as percentage of total loans is 1.00% as of March 31, 2025 CRE is a core competency, but central business district office loans represents less than 1% of total loans Premier core deposit franchise Low cost, locally generated deposit base with a Q1 2025 cost of deposits of 1.50% (excluding brokered) Strong core deposit growth has seen core deposits grow 16% YoY Strong earnings and expanding net interest margin Q1 2025 net income of $10.2 million, an increase of $3.8 million compared to Q1 2024 NIM of 3.51% in Q1 2025, compared to 3.22% in Q1 2024, and 3.36% in Q4 2024 LTM noninterest income to revenue¹ of 23.5% 1) Net interest income plus noninterest income

21 Well Positioned Post-Acquisition 6.6% 8.7% 10.0% 14.5% 7.0% 9.0% 10.7% 15.0% 8.4% 10.4% 12.6% 362% 340% 297% 17.0% TCE / TA Leverage Ratio CET1 Ratio Total Capital Ratio Regulatory CRE Concentration² 1) 2) Reflects bank level Call Report financial data Assumes a transaction closing date of 12/31/2025 CIVB Stand-Alone as of March 31, 2025 CIVB Combined with Farmers Savings Bank at Closing¹ CIVB Combined with Farmers Savings Bank and Adjusted for $70 Million Common Stock Issuance at Closing¹

22 Q2 Snapshot 1) Our net income for the quarter ended June 30, 2025 was positively impacted by non-recurring adjustments to our loan valuation resulting from a core system conversion during the second quarter, which positively impacted net income for the quarter ended June 30, 2025 by approximately $0.6 million on a pre-tax basis, and the release of a reserve established in Q3 2024 for a reconciling item associated with a system conversion, which positively impacted net income for the quarter ended June 30, 2025 by approximately $0.3 million on a pre-tax basis. Core profitability metrics exclude the impact of the aforementioned adjustments Balance Sheet & Asset Quality Highlights ($ in thousands) May 31, 2025 March 31, 2025 Total assets $4,173,228 $4,146,717 Securities available-for-sale, at fair value 642,029 646,145 Gross loans held for investment 3,157,214 3,104,036 Loans held for sale 5,480 4,324 Goodwill and other intangible assets 132,771 133,026 Deposits 3,182,864 3,238,888 Total debt & borrowings 542,544 471,625 Total shareholder's equity 397,533 397,434 Net Interest Margin 2025 Q2 Income Statement Highlights Core¹ GAAP 3.45% – 3.51% 3.63% – 3.69% Net Income $9.6M – $10.4M $10.3M – $11.1M Earnings Per Diluted Common Share $0.62 – $0.67 $0.67 – $0.72 Balance Sheet Highlights ASspseecitalQmueanltiiotyn loans 58,798 $47,593 Substandard loans 38,968 44,520 Nonperforming assets & 90+PD 24,049 31,344 NPAs & 90+PD / total assets 0.58% 0.76%

23 Non-GAAP Reconciliation As of and for the Years Ended Decemeber 31, 2020 2021 2022 2023 2024 1Q2025 Tangible Common Equity Total Shareholder's Equity - GAAP Less: Goodwill and intangible assets Tangible Common Equity Total Shares Outstanding Tangible book value per share Tangible Assets Total Assets - GAAP Less: Goodwill and intangible assets Tangible assets Tangible common equity to tangible assets Net Income Return on Tangible Common Equity $350,108 $355,212 $334,835 $372,002 $388,502 84,926 84,432 136,454 135,028 133,403 $265,182 $270,780 $198,381 $236,974 $255,099 15,898,032 14,954,200 15,728,234 15,695,424 15,487,667 $16.68 $18.11 $12.61 $15.10 $16.47 $2,768,862 $3,012,905 $3,639,445 $3,861,418 $4,098,469 84,926 84,432 136,454 135,028 133,403 $2,683,936 $2,928,473 $3,502,991 $3,726,390 $3,965,066 9.88% 9.25% 5.66% 6.36% 6.43% $32,192 $40,546 $39,427 $42,964 $31,683 12.14% 14.97% 19.87% 18.13% 12.42% $397,434 133,026 $264,408 15,519,072 $17.04 $4,146,717 133,026 $4,013,691 6.59% $10,168 15.38%¹ ($s in thousands, except per share data) 1) 1Q 2025 return on tangible common equity shown on an annualized basis